EXHIBIT 10.21

                          AMENDMENT AND RESTATEMENT OF
                     2006 NEW EMPLOYEE STOCK OPTION PLAN OF
                             HERLEY INDUSTRIES, INC.

                                   BACKGROUND

     On August 1, 2006, the Board of Directors ("Board") of Herley Industries, Inc., a Delaware corporation (the "Company"), adopted the 2006 New Employee Stock Option Plan (the "Plan"); and

     On June 8, 2007, the Board approved an amendment to the Plan increasing the number of shares reserved for issuance under the Plan from 250,000 to 500,000; and

     On July 22, 2009, the Board approved a further amendment to the Plan increasing from 500,000 to 600,000 the number of shares reserved for issuance under the Plan, and providing for the direct issuance of restricted shares to participants in the Plan.

     NOW, THEREFORE, in consideration of the Premises, the Company hereby amends and restates the Plan in its entirety to give effect to the amendments referred to above and to make additional conforming changes as follows:

                             HERLEY INDUSTRIES, INC.

                      2006 New Employee Stock Option Plan
                      -----------------------------------
                       (as amended through July 22, 2009)
                        --------------------------------

SECTION 1.  GENERAL PROVISION
            -----------------
1.1  Name and General Purpose
     ------------------------

     The name of this plan is the Herley Industries, Inc. 2006 New Employee Stock Option Plan (hereinafter called the "Plan"). The Plan is intended to be a broadly-based incentive plan which enables Herley Industries, Inc. (the "Company") and its subsidiaries and affiliates to foster and promote the interests of the Company by attracting new employees to the Company who will contribute to the Company's success by their ability, ingenuity and industry, to enable such employees to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company and to provide incentive compensation opportunities competitive with those of competing corporations.

1.2  Definitions
     -----------

     a. "Affiliate" means any person or entity controlled by or under common control with the Company, by virtue of the ownership of voting securities, by contract or otherwise.

     b.   "Board" means the Board of Directors of the Company.

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     c.   "Change in Control"  means a change of control of the  Company,  or in any person directly or indirectly controlling the Company, which shall mean:

          (a) a change in control as such term is presently defined in Regulation 240.12b-(2) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or

          (b) if any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act) other than the Company or any "person" who on the date of this Agreement is a director or officer of the Company, becomes the "beneficial owner" (as defined in Rule 13(d)-3 under the Exchange Act) directly or indirectly, of securities of the Company representing more than fifty (50%) or more of the voting power of the Company's then outstanding securities; or

          (c) if during any period of two (2) consecutive years during the term of this Plan, individuals who at the beginning of such period constitute the Board of Directors, cease for any reason to constitute at least a majority thereof.

     d. "Committee" means the Committee referred to in Section 1.4 of the Plan.

     e. "Common Stock" means shares of the Common Stock, par value $.10 per share, of the Company.

     f. "Company" means Herley Industries, Inc., a corporation organized under the laws of the State of Delaware (or any successor corporation).

     g. "Fair Market Value" means the market price of the Common Stock on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system on the date of the grant or on any other date on which the Common Stock is to be valued hereunder. If no sale shall have been reported on the NASDAQ on such date, Fair Market Value shall be determined by the Committee.

     h.   "New  Employee"  means a person  who has not been an  employee  of the
          Company   or  any   subsidiary   within  24  months  of  the  date  of
          determination.

     i.   "Non-Employee Director" shall have the meaning set forth in Rule 16(b)
          (3)   promulgated   by  the   Securities   and   Exchange   Commission
          ("Commission").

     j. "Option" means any option to purchase Common Stock under Section 2 of the Plan.

     k. "Option Agreement" means the option agreement described in Section 2.4 of the Plan.

     l. "Optionee Participant" means any new employee of the Company, a Subsidiary or an Affiliate whose options are issued in connection with his or her employment and who is selected by the Committee to participate in the Plan.

     m.   "Participent" means any Option Participant or Shares Participant.

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     n.   "Restricted  Shares" and  "Restricted  Period" shall have meanings set forth in Section 3 of the Plan.

     o. "Share Participant" means any new employee of the Company, a Subsidiary or an Affiliate who received Restricted Shares in connection with his or her employment and who is selected by the Committee or Board to participate in the Plan.

     p. "Subsidiary" means any corporation in which the Company possesses directly or indirectly 50% or more of the combined voting power of all classes of stock of such corporation.

     q. "Total Disability" means accidental bodily injury or sickness which wholly and continuously disables a Participant. The Committee or Board, whose decisions shall be final, shall make a determination of Total Disability.

1.3  Structure of The Plan
     ---------------------

     The Plan shall be divided into two (2) separate equity programs:

     (i) the Option Grant Program under which eligible persons ("Optionee Participants") may, at the discretion of the Board, be granted options to purchase shares of common stock; and

     (ii) the Restricted Shares Issuance Program under which eligible persons ("Share Participants") may, at the discretion of the Board, be issued shares of common stock subject to the restrictions set forth in
          Section 3.2 of the Plan ("Restricted Shares").

     The provisions of Articles One shall apply to both equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

     The Board or Committee shall have full authority to determine, (i) with respect to the grants made under the Option Grant Program, which eligible persons are to receive the option grants, the time or times when each option is to become exercisable, the vesting schedule and events (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding, and (ii) with respect to stock issuances made under the Restricted Shares Issuance Program, which eligible persons are to receive such stock issuances, the time or times when those issuances are to be made, the number of shares to be issued to each Participant, and the vesting schedule and events (if any) applicable to the issued shares.

     The Board or Committee shall have the absolute discretion either to grant options in accordance with the Option Grant Program or to issue stock in accordance with the Restricted Shares Issuance Program.

1.4  Administration of the Plan
     --------------------------

     The Plan shall be administered by the Board or by the Committee appointed by the Board consisting of two or more members of the Board all of whom shall be Non-Employee Directors. The Committee shall serve at the pleasure of the Board

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and shall have such powers as the Board may, from time to time, confer upon it.

     Subject to this Section 1.4, the Committee or Board, as the case may be, shall have sole and complete authority to adopt, alter, amend or revoke such administrative rules, guidelines and practices governing the operation of the Plan as it shall, from time to time, deem advisable, and to interpret the terms and provisions of the Plan.

     The Committee or Board, as the case may be, shall keep minutes of its meetings and of action taken by it without a meeting. A majority of the Committee or Board shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members of the Committee or Board without a meeting, shall constitute the acts of the Committee.

1.5  Eligibility
     -----------

     Options and Restricted Shares may be granted only to new employees of the Company or a Subsidiary or Affiliate whose options are issued in connection with his or her employment as a new employee.

1.6  Shares
     ------

     The aggregate number of shares reserved for issuance pursuant to the Plan shall be 600,000 shares of Common Stock, or the number and kind of shares of stock or other securities which shall be substituted for such shares or to which such shares shall be adjusted as provided in Section 1.6.

     Such number of shares may be set aside out of the authorized but unissued shares of Common Stock or out of issued shares of Common Stock acquired for and held in the Treasury of the Company, not reserved for any other purpose. Shares subject to, but not sold or issued under, any Option terminating or expiring for any reason prior to its exercise in full will again be available for Options thereafter granted during the balance of the term of the Plan.

1.7  Adjustments Due to Stock Splits, Mergers, Consolidation, Etc.
     -------------------------------------------------------------

     If, at any time, the Company shall take any action, whether by stock dividend, stock split, combination of shares or otherwise, which results in a proportionate increase or decrease in the number of shares of Common Stock theretofore issued and outstanding, the number of shares which are reserved for issuance under the Plan and the number of shares which, at such time, are subject to Options and with respect to grants of Restricted Shares, in the number and kind of Shares covered thereby, shall, to the extent deemed appropriate by the Committee or Board, as the case may be, be increased or decreased in the same proportion, provided, however, that the Company shall not be obligated to issue fractional shares.

     Likewise, in the event of any change in the outstanding shares of Common Stock by reason of any recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other corporate change, the Committee or Board shall make such substitution or adjustments, if any, as it deems to be appropriate, as to the number or kind of shares of Common Stock or other securities which are reserved for issuance under the Plan and the number of

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shares or other  securities  which, at such time are subject to Options and with respect to grants of Restricted Shares, in the number and kind of Shares covered thereby.

     In the event of a Change in Control (a) all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable, and
(b) an optionee  will be permitted to surrender  for  cancellation  within sixty
(60) days after such Change in Control any Option or portion of an Option which was granted more than six (6) months prior to the date of such surrender, to the extent not yet exercised, and to receive a cash payment in an amount equal to the excess, if any, of the Fair Market Value (on the date of surrender) of the shares of Common Stock subject to the Option or portion thereof surrendered, over the aggregate purchase price for such Shares under the Option; and (c) all Restricted Shares shall become immediately vested.

1.8  Non-Alienation of Benefits
     --------------------------

     Except as herein specifically provided, no right or unpaid benefit under the Plan shall be subject to alienation, assignment, pledge or charge and any attempt to alienate, assign, pledge or charge the same shall be void. If any Participant or other person entitled to benefits hereunder should attempt to alienate, assign, pledge or charge any benefit hereunder, then such benefit shall, in the discretion of the Committee, cease.

1.9  Withholding or Deduction for Taxes
     ----------------------------------

     If, at any time, the Company or any Subsidiary or Affiliate is required, under applicable laws and regulations, to withhold, or to make any deduction for any taxes, or take any other action in connection with any Option exercise, the Participant shall be required to pay to the Company or such Subsidiary or Affiliate, the amount of any taxes required to be withheld, or, in lieu thereof, at the option of the Company, the Company or such Subsidiary or Affiliate may accept a sufficient number of shares of Common Stock to cover the amount required to be withheld.

1.10 Administrative Expenses
     -----------------------

     The entire expense of administering the Plan shall be borne by the Company.

1.11 General Conditions
     ------------------

     a. The Board or the Committee may, from time to time, amend, suspend or terminate any or all of the provisions of the Plan, provided that, without the Participant's approval, no change may be made which would alter or impair any right theretofore granted to any Participant.

     b. With the consent of the Participant affected thereby, the Committee or Board may amend or modify any outstanding Option or Restricted Shares theretofore granted in any manner not inconsistent with the terms of the Plan, including, without limitation, and irrespective of the provisions of Section 2.3(c) below, to accelerate the date or dates as of which an installment of an Option becomes exercisable or to accelerate the termination of a Restricted Period; provided, that the Committee or Board shall not have the right to reprice any outstanding Options.

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     c.   Nothing  contained  in the Plan  shall  prohibit  the  Company  or any
          Subsidiary or Affiliate from establishing other additional incentive compensation arrangements for employees of the Company or such Subsidiary or Affiliate.

     d. Nothing in the Plan shall be deemed to limit, in any way, the right of the Company or any Subsidiary or Affiliate to terminate a Participant's employment or service with the Company (or such Subsidiary or Affiliate) at any time.

     e. Any decision or action taken by the Board or the Committee arising out of or in connection with the construction, administration, interpretation and effect of the Plan shall be conclusive and binding upon all Participants and any person claiming under or through any Participant.

     f. No member of the Board or of the Committee shall be liable for any act or action, whether of commission or omission, (i) by such member except in circumstances involving actual bad faith, nor (ii) by any other member or by any officer, agent or employee.

1.12 Compliance with Applicable Law
     ------------------------------

     Notwithstanding any other provision of the Plan, the Company shall not be obligated to issue any shares of Common Stock upon the exercise of an option or the vesting of Restricted Shares granted under the Plan, or grant any Option with respect thereto, unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities and the Company may require any stock certificate so issued to bear a legend, may give its transfer agent instructions limiting the transfer thereof, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

1.13 Effective Dates
     ---------------

     The Plan was adopted by the Board on August 1, 2006. The Plan shall terminate on July 31, 2016.

SECTION 2.  OPTION GRANTS

2.1  Authority of Committee
     ----------------------

     Subject to the provisions of the Plan, the Committee or Board, as the case may be, shall have the sole and complete authority to determine (i) the Participants to whom Options shall be granted; (ii) the number of shares to be covered by each Option; and (iii) the conditions and limitations, if any, in addition to those set forth in Sections 2 and 3 hereof, applicable to the exercise of an Option, including without limitation, the nature and duration of the restrictions, if any, to be imposed upon the sale or other disposition of shares acquired upon exercise of an Option.

     Options granted under the Plan shall be non-qualified stock options.

     The Committee or Board, as the case may be, shall have the authority to grant Options.

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2.2  Option Exercise Price
     ---------------------

     The exercise price set forth in the Option Agreement at the time of grant shall not be less than the Fair Market Value of the Common Stock at the time that the Option is granted.

     The purchase price is to be paid in full in cash, certified or bank cashier's check or, at the option of the Company, Common Stock valued at its Fair Market Value on the date of exercise, or a combination thereof, when the Option is exercised and stock certificates will be delivered only against such payment.

2.3  Option Grants
     -------------

     Each Option will be subject to the following provisions:

     a.   Term of Option
          --------------

          An Option will be for a term of not more than ten years from the date of grant.

     b.   Exercise
          --------

          (i)  By an Employee:

               Unless otherwise provided by the Committee and except in the manner described below upon the death of the optionee, an Option may be exercised only in installments as follows:

                    o Up to 33-1/3% on and after the first anniversary of the of the date of the grant of such Option;

                    o Up to 66-2/3% on and after the second anniversary of the date of grant of the date of the grant of such Option;

                    o Up to all of the subject shares on and after the third anniversary of the date of grant of the date of the grant of such Option, but in no event later than the expiration of the term of the Option.

               An Option shall be exercisable during the optionee's lifetime only by the optionee and shall not be exercisable by the optionee unless, at all times since the date of grant and at the time of exercise, such optionee is an employee of or providing services to the Company, any parent corporation of the Company or any Subsidiary or Affiliate, except that, upon termination of all such employment or provision of services (other than by death, Total Disability, or by Total Disability followed by death in the circumstances provided below), the optionee may exercise an Option at any time within three months thereafter but only to the extent such Option is exercisable on the date of such termination.

               Upon termination of such employment by Total Disability, all outstanding options shall immediately vest and the optionee may exercise such Options at any time within one year thereafter.

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               In the event of the death of an optionee (i) while an employee of or providing services to the Company, any parent corporation of the Company or any Subsidiary or Affiliate, or (ii) within three months after termination of all such employment or provision of services (other than for Total Disability) or (iii) within one year after termination on account of Total Disability of all such employment or provision of services, such optionee's estate or any person who acquires the right to exercise such option by bequest or inheritance or by reason of the death of the optionee may exercise such optionee's Option at any time within the period of three years from the date of death. Such Option shall be exercisable in full for all the remaining shares covered thereby.

          (ii) By Persons other than Employees:
               -------------------------------

               If the optionee is not an employee of the Company or the parent corporation of the Company or any Subsidiary or Affiliate, the vesting of such optionee's right to exercise his Options shall be established and determined by the Committee or Board in the Option Agreement covering the Options granted to such optionee.

               Notwithstanding the foregoing provisions regarding the exercise of an Option in the event of death, Total Disability, other termination of employment or provision of services or otherwise, in no event shall an Option be exercisable in whole or in part after the termination date provided in the Option Agreement.

     c. Transferability
        ---------------

     An Option granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution, except as may be permitted by the Board or the Committee.

2.4  Agreements
     ----------

     In consideration of any Options granted to a Participant under the Plan, each such Participant shall enter into an Option Agreement with the Company providing, consistent with the Plan, such terms as the Committee may deem advisable.

SECTION 3.  TERMS AND CONDITIONS OF GRANTS OF RESTRICTED SHARES.
            ---------------------------------------------------

3.1      General
         -------

     With respect to each grant of Restricted Shares under the Plan, the Committee or Board, as the case may be, in its sole discretion, shall determine the period during which the restrictions set forth in Section 3.2 shall apply to such Restricted Shares (the "Restricted Period"). Unless otherwise determined by the Committee, the Restricted Period shall not be less than 36 nor more than 60 consecutive months commencing with the first day of the month in which the Restricted Shares are granted. Subject to the provisions of Section 3.3, a grant

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of Restricted Shares shall be effective for the Restricted Period and may not be revoked.

3.2  Restrictions
     ------------

     At the time of grant of Restricted Shares to a Participant, a certificate representing the number of shares of Common Stock granted shall be registered in his name and issued to the Participant. The Participant shall have the entire beneficial ownership interest in, and all rights and privileges of a stockholder as to, such Restricted Shares, including the right to receive dividends and the right to vote such Restricted Shares, subject to the following restrictions: (i) no unvested Restricted Shares may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period; and (ii) vested Restricted Shares may only be sold, transferred or otherwise disposed of in compliance with applicable securities laws. In the event of a Change in Control, all restrictions set forth above in this Section as to previously granted Restricted Shares shall lapse.

3.3  Termination of Employment
     -------------------------

     (i) Total Disability or Death. If a Participant ceases to be an employee prior to the end of a Restricted Period by reason of Total Disability, death, all Restricted Shares granted to such Participant shall immediately vest in Participant or in his beneficiary or estate, as the case may be, and all restrictions applicable to such shares shall lapse.

     (ii) All Other Terminations. If a Participant ceases to be an employee prior to the end of a Restricted Period for any reason other than death, Total Disability or Change of Control, the Participant shall immediately forfeit all Restricted Shares then subject to the restrictions of Section 3.2 hereof in accordance with the provisions thereof, except that the Committee or Board may, if it finds that the circumstances in the particular case so warrant, allow such Participant to retain any or all of the Restricted Shares then subject to the restrictions of Section 3.2 and all restrictions applicable to such retained shares shall lapse.

3.4  Vesting of Restricted Shares
     ----------------------------

     At the end of the Restricted Period or at such earlier time as provided for in Section 3.3 hereof or as the Committee or Board may determine, all restrictions applicable to the Restricted Shares shall lapse, except that such shares may only be sold, transferred or otherwise disposed of in compliance with applicable securities laws.

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